Ohio National Fund, Inc.

Supplement dated September 13, 2019

to the Summary Prospectus dated May 1, 2019

ON Federated Strategic Value Dividend Portfolio

The following supplements and amends the summary prospectus dated May 1, 2019, as previously supplemented:

This will serve as notice to shareholders that, effective November 22, 2019, the ON Federated Strategic Value Dividend Portfolio (the “Portfolio”) will: (i) change its portfolio name; and (ii) add a non-fundamental investment policy (“80% Policy”). Accordingly, certain disclosures in the Fund’s Prospectus and Statement of Additional Information will be revised to reflect these changes as described below:

(i)	Name Change

The Portfolio’s name will be changed to the “ON BlackRock Advantage Large Cap Value Portfolio.” All references to the Portfolio as the “ON Federated Strategic Value Dividend Portfolio” will be replaced with “ON BlackRock Advantage Large Cap Value Portfolio.”

(ii)	Addition of 80% Policy

The Portfolio’s Non-Fundamental Investment Restrictions will be revised to reflect that, under normal circumstances, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in stocks of large capitalization companies (that is, those with market capitalizations at the time of investment that are within the range of market capitalizations of the companies in the Russell 1000® Value Index for the previous 12 months).

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Please retain this supplement with your Prospectus for future reference.